SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  March 29, 1999


                            Balanced Care Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                   1-13845               25-1761898
----------------------------       --------------      -------------------
(State or other jurisdiction        (Commission          (IRS Employer
       of incorporation)            File Number)       Identification No.)



     5021 Louise Drive, Suite 200 Mechanicsburg, PA   17055
   ------------------------------------------------ ----------
       (Address of principal executive offices)     (Zip code)



Registrant's telephone number, including area code:  717-796-6100






                               Page 1 of 4 pages.
                         Exhibit Index begins on page 4.

Item 5.     Other Events.
            -------------

            The registrant has entered into various change in control agreements with certain of its officers. A copy of one of the change in control agreements is filed herewith, together with a schedule identifying the omitted agreements and setting forth the material details in which such agreements differ from the filed agreement. The change in control agreement and the schedule are attached hereto as Exhibits 99.1 and 99.2 and incorporated by reference herein in their entirety.


Item 7.     Financial Statements and Exhibits.
            ----------------------------------

            (c) Exhibits. The following Exhibits are filed with this Current Report on Form 8-K:

            Exhibit No.       Description
            -----------       -----------
            99.1              Form of Change in Control Agreement

            99.2              Schedule to Form of Change in Control Agreement




















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                         Exhibit Index begins on page 4.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Balanced Care Corporation


Date:  March 29, 1999             By:     /s/ Brad E. Hollinger
                                          -----------------------------
                                          Brad E. Hollinger
                                          Chairman of the Board,
                                          President and Chief Executive
                                          Officer





























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                         Exhibit Index begins on page 4.

                                  EXHIBIT INDEX
                                  -------------




Exhibit No.         Description
-----------         -----------
99.1                Form of Change in Control Agreement

99.2                Schedule to Form of Change in Control
                    Agreement




























                               Page 4 of 4 pages.